UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBZ	NASDAQ Capital Market NASDAQ Capital Market

ITEM 7.01	REGULATION FD DISCLOSURE

On December 13, 2019, we issued a press release announcing that Jarrod Longcor, our chief business officer, presented a poster at the AACR San Antonio Breast Cancer Symposium in San Antonio, TX.

On December 16, 2019, we issued a press release announcing summary data from 20 patients receiving a single dose of CLR 131 in its Phase 2 CLOVER-1 trial in select relapsed/refractory (RR) B-cell malignancies. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated December 13, 2019, titled “Cellectar Presents Poster at the American Association for Cancer Research (AACR) San Antonio Breast Cancer Symposium”
99.2	Press release dated December 16, 2019, titled “Cellectar Announces Data From 20 Patients Receiving a Single 25mCi/M2 Bolus Dose of CLR 131 in the Phase 2 CLOVER-1 Study”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2019	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
Name: Dov Elefant
Title: Chief Financial Officer

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